                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                         DATE
     ---------                          -----                         ----
/s/ LAWRENCE J. TOAL           Chief Executive Officer,         October 23, 2000
------------------------      President, Chief Operating
    Lawrence J. Toal            Officer and a Director
                             (Principal Executive Officer)

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


          SIGNATURE                     TITLE                       DATE
          ---------                     -----                       ----
/s/ ANTHONY P. TERRACCIANO        Chairman of the Board       October 23, 2000
--------------------------
    Anthony P. Terracciano

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


      SIGNATURE                     TITLE                  DATE
     ---------                      -----                  ----
/s/ DERRICK D. CEPHAS             A Director          October 23, 2000
---------------------
    Derrick D. Cephas

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                 TITLE               DATE
        ---------                 -----               ----
/s/ FREDERICK C. CHEN           A Director        October 23, 2000
---------------------
    Frederick C. Chen

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

        SIGNATURE                      TITLE                    DATE
        ---------                      -----                    ----

/s/ J. BARCLAY COLLINS II           A Director             October 23, 2000
-------------------------
    J. Barclay Collins II

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


      SIGNATURE                    TITLE                 DATE
      ---------                    -----                 ----
s/ RICHARD W. DALRYMPLE         A Director          October 23, 2000
-----------------------
   Richard W. Dalrymple

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


      SIGNATURE                    TITLE                 DATE
      ---------                    -----                 ----

/s/ JAMES F. FULTON             A Director         October 23, 2000
-------------------
    James F. Fulton

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


    SIGNATURE                   TITLE                     DATE
    ---------                   -----                     ----
/s/ FRED B. KOONS             A Director            October 23, 2000
-----------------
    Fred B. Koons

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE               TITLE                   DATE
        ---------               -----                   ----
 /s/ VIRGINIA M. KOPP        A Director           October 23, 2000
--------------------
     Virginia M. Kopp

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


         SIGNATURE                       TITLE                DATE
         ---------                       -----                ----
/s/ JAMES M. LARGE, JR.               A Director        October 23, 2000
-----------------------
    James M. Large, Jr.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


    SIGNATURE                     TITLE                  DATE
    ---------                     -----                  ----
/s/ JOHN MORNING                A Director          October 23, 2000
----------------
    John Morning

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


      SIGNATURE                  TITLE                      DATE
      ---------                  -----                      ----
/s/ HOWARD H. NEWMAN           A Director              October 23, 2000
--------------------
    Howard H. Newman

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                        TITLE                   DATE
        ---------                        -----                   ----
/s/ MARGARET OSMER-MCQUADE            A Director            October 23, 2000
--------------------------
    Margaret Osmer-McQuade

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


       SIGNATURE                      TITLE                    DATE
      ---------                      -----                     ----
/s/ SALLY HERNANDEZ-PINERO          A Director           October 23, 2000
--------------------------
    Sally Hernandez-Pinero

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                      TITLE                   DATE
        ---------                      -----                   ----
/s/ EUGENE G. SCHULZ, JR.           A Director           October 23, 2000
-------------------------
    Eugene G. Schulz, Jr.

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


    SIGNATURE                          TITLE                      DATE
    ---------                          -----                      ----
/s/ HOWARD SMITH                    A Director               October 23, 2000
----------------
    Howard Smith

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


       SIGNATURE                      TITLE                   DATE
       ---------                      -----                   ----
/s/ DR. NORMAN R. SMITH            A Director           October 23, 2000
-----------------------
    Dr. Norman R. Smith

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                   TITLE                    DATE
     ---------                   -----                    ----
/s/ IRA T. WENDER              A Director            October 23, 2000
-----------------
    Ira T. Wender

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                         TITLE                       DATE
        ---------                         -----                       ----
/s/ ANTHONY R. BURRIESCI         Chief Financial Officer        October 23, 2000
------------------------      (Principal Financial Officer)
    Anthony R. Burriesci

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


   SIGNATURE                       TITLE                              DATE
   ---------                       -----                              ----
 /s/ JOHN F. KENNEDY           Controller (Principal           October 23, 2000
  -------------------           Accounting Officer
     John F. Kennedy